Exhibit 99.1

Investor Presentation Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities-based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States ("CIS"). www.goldentelecom.com | info@goldentelecom.com Golden Telecom, Inc. Brian Rich, Senior VP, Chief Financial Officer & Treasurer Ranjit Singh, VP Corporate Finance & Head of Investor Relations The Next Level

Agenda Investment Highlights Market and Business/Strategy Overview Financial Overview Appendices

Investment Highlights Unique value proposition Growth rate of an independent operator Geographic reach and profitability of an incumbent Solid and growing market share with attractive corporate customer base in an expanding economy Independent corporate operator of choice with blue chip customers - Golden Telecom serves 250 of the Top 500 Russian companies (by revenue size) Widest geographic reach in Russia amongst independent operators #1 in corporate market in key cities of Moscow, Kiev, N. Novgorod, and #2 in St. Petersburg Continued expansion of Russian economy will stimulate further demand Profitable, cash generative business model with modest capital expenditure needs Operating cash flow positive since 1998 Net income positive since 1st Quarter 2002 2004 Capital expenditures of approximately $115 mm (approximately 19-20% revenue) Poised for significant growth both organically and through consolidation Golden Telecom's continued focus on the fragmented regional market will further solidify market share Strong management team and committed shareholders Recent new addition of CEO strengthens a strong, motivated, and proven management team Shareholder structure is a strong mix of Russian and foreign strategic and financial investors committed to maximising shareholder value US Corporate Governance mixed with Russian Emerging Market Business Environment Traded publicly on NASDAQ National Market (Ticker Symbol: GLDN) since 1999 Total Shares Outstanding: 36,425,990 (as of September 30, 2005) Market Capitalization as of September 30, 2005: Approximately $1.149 Billion (closing share price September 30, 2005: $31.57)

Transparency Index Improves Golden Telecom is the Top Telecom Company in Terms of the Standard & Poor's Transparency and Disclosure (T&D) Scale Improvement in 2005. Golden Telecom's T&D score increased by 18% in comparison with 2004. According to the results of the Standard & Poor's Russian Transparency and Disclosure Survey in 2005, Golden Telecom is number 5 among 54 Russian largest companies. Golden Telecom's financial and operational information scored an 81% in T&D. Golden Telecom Board and Management structure and process scored a 76% in T&D. Source: Standard & Poor's Estimates

Shareholder and Corporate Structure Alfa-Group Telenor Rostelecom EBRD Baring Vostok Capital International FMR Corporate Other 29.5 20.2 11.1 8.3 6.9 5.9 4.8 13.3 Source; SEC Filings

Strategic Shareholders Strategic shareholder since May 2001 Currently 3 Board seats (out of 10) One of the largest financial and industrial groups in Russia Partner with Telenor in VimpelCom since 2001 and in Kievstar since mid-2002 Shareholder since September 2002 (Sovintel deal) Currently 2 Board seats Russia's monopoly long-distance carrier Our largest supplier of long distance capacity Strategic shareholder since December 2003 (Comincom deal) Currently 2 Board seats One of the largest strategic foreign investors in the Russian telecom sector Partner with Alfa in VimpelCom since 2001 and in Kievstar since mid-2002

Agenda Investment Highlights Market and Business/ Strategy Overview Financial Overview Appendices

Russian Macro Economics & Growth GDP growth up to 7.1% in 2004, 6% forecast in 2005 Stable political environment Progress with tax reform Trade surplus, stable currency, and high commodity prices Central Bank foreign exchange reserves are at all-time high levels Russia's credit rating recently upgraded by Fitch Ratings and Moody's. Moody (Oct. 2005): Baa2 (investment grade) Fitch (Aug. 2005): BBB (investment grade) Russian Telecom Industry Continues Growth 2% of GDP for telecom industry is considerably below 4-5% average for developed countries Low penetration levels across telecom spectrum: For 2004: Fixed line penetration was 27%; Mobile penetration was 52%; and Internet penetration was 9% Russia Macro Economic Development & Demand GDP growth in Russia Source: Actual data by RBC; Forecast figures - by RF Ministry of Economic Development Source: iKS-Consulting; World Markets Research Centre Historic Penetration levels in Russia Historic Penetration levels in Russia

Russian Telecom Market Source: iKS-Consulting; J'son&Partners; Russian GosComStat; Golden Telecom Estimates Telecom Market Structure, Russia, 1H 2005 Russia, 1H 2005 Russia, 1H 2005 Russia, 1H 2005 Russia, 1H 2005 Russia, 1H 2005 Russia, 1H 2005

Russian Fixed Line Market Structure Source: iKS-Consulting

Russian Fixed Line Market Forecast: Breakdown By Services Source: iKS-Consulting

Golden Telecom's Russian Market Position Golden Telecom versus Incumbent Fixed Line Operators Svyazinvest Subsidiaries Golden Telecom Coverage Regions only Moscow and regions Customer focus, margins and market position Corporate sector (high margins, weak) Business sector (average) Retail (strongest) Corporate sector (high margins, strongest) Mid-size businesses (growing) Retail (weak or not material) Sales force and customer services Little or non-existent Professional Brand name recognition Little or non-existent (generic service, price leader) High (branded service) Capacity (lines) 1.2-6.5 mln lines per company, 85% of which are residential 1.3-1.5 mln lines, most of which are corporate and mid-sized businesses Source: Troika Dialog estimates Source: iKS-Consulting; Golden Telecom Estimates Golden Telecom has the leading market share of 18% in Russia among independent operators. Golden Telecom also has leading positions in Nizhniy Novgorod (#1), Kiev (#1), and St. Petersburg (#2) among independent operators. Fixed Line Market Shares, Russia, Independent Operators, 1H 2005 Fixed Line Market Shares Russia, All Operators, 1H 2005 st

2000 2001 2002 2003 2004 Telecom 0.03 0.28 0.2 0.24 0.598 GDP 0.01 0.18 0.11 0.1698 0.30533 Source: Ministry of Communications, iKS-Consulting; ICPS, Golden Telecom Estimates 2000 2001 2002 2003 2004 Telecom 0.036 0.04 0.045 0.051 0.061275 Ukrainian Telecom Market

Ukrainian Telecom Fixed Line Market Structure US millions dollars 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Mobile telephony 170 189 315 418 825 1481.593927 2398 3171 3440 3627 3826 3997 Fixed voice market 704 709 871 985 1119 1352.944401 1572 1719 1993 2109 2556 2679 Internet, Data transfer 17 23 34 56 100 146.3818809 185 278 390 508 632 754 Total Addressable Market 891 921 1219 1459 2044 2982 Source: State Statistics Committee, AVentures, Ukrtelecom Regions Kiev B6 Other 2004 Revenue 505 490 504 Big 6 refers to 6 Ukrainian cities with population over million people. These are Donetsk , Dnepropetrovsk, Kharkov, Lvov, Odessa, Zaporozhye US millions dollars 1999 2000 2001 2002 2003 2004 Thru 2005 3Q 2006 2007 2008 2009 2010 Mobile telephony 170 189 315 418 825 1482 1666 3171 3440 3627 3826 3997 Fixed voice market 704 709 871 985 1119 1353 1122 1719 1993 2109 2556 2679 Internet, Data transfer 17 23 34 56 100 146 119 278 390 508 632 754 Total Addressable Market 891 921 1219 1459 2044 2982 US millions dollars 1999 2000 2001 2002 2003 2004 Thru 2005 3Q Mobile telephony 170 0.11 0.67 0.33 0.97 0.8 0.6 Fixed voice market 704 0.01 0.23 0.13 0.14 0.21 0.14 Internet, Data transfer 17 0.35 0.48 0.65 0.79 0.46 0.13 Total Addressable Market 891 0.03 0.32 0.2 0.4 0.46 0.36

Market Summary Ukrainian Telecom Market Lines Forecast 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Fixed lines 0.194 0.202 0.208 0.218 0.227 0.234 0.243 0.255 0.267 0.279 0.291 0.303 0.315 2003 2004 2005 2006 2007 2008 2009 2010 Business CAGR 6.8% 1245 1557 1690 1823.3 1954.7 2081.5 2200.8 2310 Residential CAGR 3.9% 7072 7397 7697.5 8004.8 8318.1 8637 8960.9 9289.6 2004 2005 2006 2007 2008 2009 2010 Kyiv CAGR 4.8% 195 70 71 71 70 68 64 Big 6 CAGR 5.0% 255 206 208 208 206 203 198 Other CAGR 3.8% 187 158 162 166 169 173 176 Source: State Statistics Committee, AVentures, GT estimations based on GFK research "Telecommunications Market for Business Clients ", 2004 2004 2005 2006 2007 2008 2009 2010 Business 31 31 31 33 33 40 40 Residential 9 10 11 12 12 14 14

Golden Telecom's Ukrainian Market Position ^^^^ ^^, ^^^^^^^ 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 GT %, total market 0.029 0.031 0.034 0.034 0.036 0.035 0.034 GT %, market without Ukrtelecom 0.079 0.087 0.092 0.097 0.103 0.097 Farlep Velton Optima Telecom Golden Telecom CCS Utel Other Revenue 35.6 23.4 37.8 36.8 21.5 250 71.5 Source: GFK-Ukraine, IT-Pro, UBL-Consulting Internet Ukrtelecom Optima Telecom Group Lucky Net Infocom Golden Telecom Farlep Incom Group Volya Group Other Revenue 49139.3 13093.6 12612.7 11846.7 11227.8 6562.5 5083.1 1942.235258 34904.4

We leverage our business services and networks into operator and consumer markets, thereby diversifying our revenue streams and improving profitability through economies of scale and scope How Do Golden Telecom's Various Business Segments Fit Together? Operators: Bulk Revenues at Low Incremental Cost Consumer Internet: Anticipation of Rapid Growth Business Customers: Our Core Customers Our Carrier and Operator Services customers include DLD and ILD carriers, local fixed network operators, mobile network operators, Internet service providers (ISPs), and voice over IP (VoIP) operators. Our internet customers are mainly dial-up consumers in Russia, Ukraine, and Kazakhstan, and our mobile customers are located in Ukraine (Kiev and Odessa). We offer broadband access in St. Petersburg, Krasnoyarsk, Nizhny Novgorod and Sochi Our Business and Corporate Services customers include: Large customers such as multi-nationals companies (MNCs), financial institutions, business centers, hotels, developers, and other local enterprises; and Small and medium business enterprises (SMEs)

Business and Corporate Carrier and Operator Consumer Internet Mobile 57.73 33.38 6.62 2.25 Breakdown of Golden Telecom's Business Segments Source: GTI Results 3Q 2005. Percentage equals the Nine Months Ended Revenues From External Customers

Operators: Bulk Revenues at Low Incremental Cost Consumer Internet: Anticipation of Rapid Growth Business Customers: Our Core Customers Why business customers? High and stable growth Higher gross margins Lower customer turnover Ability to differentiate ourselves with a strong brand Customer "ownership" through network quality, customer service, and product offerings protects from customer migration up the supply chain (for example to MGTS or to Rostelecom) Why operators? Originating and terminating traffic for Golden Telecom's proprietary customers Optimizing network through capacity utilization Lower gross margin, but also low associated SG&A Relationship with operators for local access and numbering Active participation in VoIP traffic - capturing revenues which bypass traditional voice channels in both Russia and the CIS Why consumer Internet? Further capacity utilization by "filling" the network during night hours Wide geographic coverage through many points of presence provides excellent technological platform for building a unique and strong brand Low Internet penetration in Russia offers high potential for exponential growth New technologies may open new markets How Do Golden Telecom's Various Business Segments Fit Together? We leverage our business services and networks into operator and consumer markets, thereby diversifying our revenue streams and improving profitability through economies of scale and scope

Customer segments Offered Services By Product Lines and Customer Segments

Business and Corporate Services: Golden Telecom's Position in the Moscow Market for Independent Operators Golden Telecom is the #1 Corporate Voice, Data, and Internet Services Provider for Business and Corporate Customers in Moscow. Overall Moscow Business Market: Moscow business market value 2004: $1,500 mm. Voice business market value 2004: $1,056 mm. with growth expectations in 2005 of approximately 7-8% Data and Internet market value 2004: $420 mm. with growth expectations in 2005 of approximately 30% Golden Telecom in the Moscow Market: Historic focus on development of the higher end of the market - large corporate customers Current and future growth priorities: SME/SOHO market segment and sales to governmental entities Voice services expected to remain a large contributor to revenues and income from operations Starting with its leadership position in Moscow, Golden Telecom has become the leading independent fixed-line voice services provider in Russia and the CIS

Carrier and Operator Services: Golden Telecom's Customer Types and Product Mix 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 3Q 2005 Carrier Services Revenue by Product Type Carrier Customers Voice Services Data & Internet Services Mobile Operators Domestic Operators International Carriers 2nd and 3rd Tier ISPs International Carriers - Local numbering Local, DLD, ILD outbound voice traffic Specific (turnkey) solutions - Local numbering - DLD, ILD outbound voice traffic - Termination of inbound voice traffic IP transit MAN network services SDH bandwidth FR & VPN distribution for MNCs customers of international carriers SDH bandwidth between Russia and the rest of the world Source: Golden Telecom Estimates

Subscribers (right axis) Access Revenues (left axis) Jan.01 91837 774623 Feb.01 94739 713743 Mar.01 101035 917848 Apr.01 103352 804810 May01 105837 830156 Jun.01 152702 1312940 Jul.01 145618 1258000 Aug.01 147906 1247000 Sep.01 158434 1303000 Oct.01 167678 1422000 Nov.01 177409 1388500 Dec.01 185628 1685000 Jan.02 189024 1814000 Feb.02 188746 1749000 Mar.02 191688 1608000 Apr.02 190834 1583000 May02 189205 1495000 Jun.02 182555 1298000 Jul.02 176352 1443000 Aug.02 178014 1478000 Sep.02 191707 1520370 Oct.02 210560 1743000 Nov.02 226548 1809000 Dec.02 242155 2020000 Jan.03 261459 1995500 Feb.03 260396 1987300 Mar.03 278823 2419300 Apr.03 285190 2265300 May03 283040 2207700 Jun.03 280468 2214550 Jul.03 265966 2093000 Aug.03 270294 2132000 Sep.03 291167 2249000 Oct.03 323134 2543000 Nov.03 341408 2635000 Dec.03 364316 2988430 Jan.04 377331 2953430 Feb.04 382438 2910550 Mar.04 400783 3252340 Apr.04 403052 3015300 May04 398672 2881210 Jun.04 381834 2719106 Jul.04 357823 2659430 Aug.04 354846 2677350 Sep.04 376392 3106013 Oct.04 398342 3105100 Nov.04 404649 3058900 Dec.04 413351 3092000 Jan.05 414613 2801292 Feb.05 411413 2797883 Mar.05 424570 3608567 Apr.05 427529 2804799 May05 417917 2745772 Jun.05 394250 2566560 Jul.05 365634 2478000 Aug05 358132 2536000 Sep.05 385374 2638000 ROL Brand is the Strongest Internet Brand in Russia Golden Telecom's "ROL" Brand has a dial-up market share of 15% in the Russian Federation. Competition: Moscow: MTU - Inform Regions: local providers (Electrosvyaz) Nationwide: Svyazinvest (not consolidated) Limited transparency providers Mass market product: Distribution channel as opposed to direct sales Low margins necessitate high volumes/broad scale 15,000+ Points of Sale throughout Russia Multi-tiered distribution chain Market is poised for growth Internet market is projected to have +20-30% growth p.a. with the greatest potential growth now being in Russian regions Internet industry still access driven Fragmented market may allow for consolidation opportunities Low regional penetration rates Expected growth in the deployment of PC and home computers Trends show consumer usage moving to weekends and evenings Trends show opportunity for Broadband mass product The ISP market continues to present tremendous growth opportunities for facilities based providers Source: Golden Telecom, Inc.

Dial-up Market Development Source: J'son&Partners

Broadband Market Development Source: J'son&Partners; Direct-Info; Minsvyaz RF

Broadband Market Statistics Source: J'son&Partners In terms of new connections the share of the regions has already exceeded that of Moscow. The share of ADSL connections in the total growth has reached one third and is constantly growing.

Russian Broadband Number of connections (as of the middle of 2005 in Russia): 870,000 "home" broadband connections 380,000 of them outside of Moscow Over 1,500 new connections per day Revenue of providers - about $20 million per month Forecast for the end of 2005 (according to J'son&Partners estimate): 1,270 thousand "home" broadband connections Over half of them outside of Moscow Connection growth per year - 2.2 times Regional growth - 3.2 times Market size as of the end of 2005 - $220 million Investment attractiveness (Scenario - 2010): Over 15 mln. users - about 15 mln. households will have a PC - up to 80% of "home" connections - millions of notebooks and smartphones with broadband mobile access capability APRU of around $15, including the contribution from value-added services, double/triple play Relatively high market fragmentation Source: J'son&Partners

Golden Telecom Mobile Share in Ukraine 2000 2001 2002 2003 2004 9.2005 2005 YE (f) 2006 2007 2008 2009 2010 Subs q-ty, mln 0.9 2.3 3.6 6.5 13.7 22.8 29.6 34.1 36.5 38.6 40.6 42.2 Penetration,% 0.02 0.05 0.08 0.14 0.29 0.48 0.63 0.73 0.79 0.84 0.89 0.92 Source: State Statistics Committee, UBL Golden Telecom's Current Mobile Strategy: Local niche operator providing bundled solutions for fixed business customers Minimal CAPEX requirements 2000 2001 2002 2003 2004 2005 YE (f) 2006 2007 2008 2009 2010 ARPU 26.6 16.8 11.8 13.6 12.2 9.2 8.3 8.1 8 8 8 Operators UMC Kievstar Astelit WellCom Other 9/1/2005 10916 10942 1030 437 82

Long Distance Market Long Distance Market Long Distance Market Source: iKS-Consulting

Federal Transit Network Implementation Construction 7 Long Distance + 4 International Long Distance Switches ATM and Frame Cell Backbone 88 Points of Interconnection Long Distance Channels + Local Last Miles Interconnection With International Carriers With Zonal and Local Russian Operators With Other Russian FTN Operators With Russian Mobile Operators

Golden Telecom's Network Development Current status Historically, our capacity has been leased from the Rostelecom and Transtelecom and satellites. Inter-city channel costs are rising in Russia. Opportunistic approach - selective build-out Regional expansion generates higher demand for inter-city channels. We will build our own capacity where justified by current traffic. Expected payback on Moscow-Nizhniy Novgorod-Ufa fiber link expected within 36 months from completion. Ongoing Network Infrastructure Development These projects include: Construction of an inter-city fiber optic network connecting Moscow, Nizhniy Novgorod, Kazan, and Ufa Construction of numbering capacity such as the 10,000 number switch in Ufa Deployment of a wireless local access network in key regional markets Purchase of interconnect infrastructure in major cities Purchase of essential support systems such as billing, least cost routing, mediation, and network interconnect systems

Golden Telecom's Winning Strategy For the Future: One Nationwide Operator Equals One-Stop Shopping For Customers High market share in the largest Russian and Ukrainian cities Blue chip customer base - including MNC and Russian enterprises Unmatched breadth and depth of service offering in all customer segments Businesses Operators Consumer Significant internal cash resources Unused debt capacity Access to international financial markets Growth strategy Moscow, St. Petersburg growth Regional growth Expand to new markets and new market segments Growth in-line with the market Cross-selling to existing customers Capitalize on consolidated market position of Sovintel, Combellga, Comincom Expand regionally replicating the Moscow model Support expansion of our existing customers Expand from the large corporate segment into the SME segment Leverage on the consumer customer base Organic growth in major regions Pursue consolidation opportunities in Russia, Ukraine, and other CIS territories Strict acquisition criteria focused on accretion to earnings, enhancement of cash-flow, and a conservative financial approach Core resources Leading market position Access to capital Superior service offering

Investment Highlights Market and Business/Strategy Overview Financial Overview Appendix Agenda

Strong Historical Growth and Track Record Source: Golden Telecom, Inc. Revenues Growth by Business Lines Operating Income by Business Lines Consolidated Business and Corporate Carrier and Operator Consumer Internet Mobile

Continuous Financial Performance Source: Golden Telecom, Inc.

Continuous Financial Performance Source: Golden Telecom, Inc.

Margins Through Second Quarter 2005 27.9% Three months ended (as a % of Revenues) Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Business and Corporate 27.2% 31.0% 26.8% 18.3% 22.5% 23.7% 23.2% 19.9% 26.3% 27.1% Carrier and Operator 24.2% 18.3% 21.0% 18.5% 13.3% 17.2% 13.1% 13.4% 14.7% 13.0% Consumer Internet -7.0% -6.9% -5.4% 9.0% 5.3% 4.6% 0.8% 14.4% -5.6% -11.9% Mobile 34.4% 44.4% 47.2% 28.6% 22.2% 30.0% 31.0% 35.0% 30.6% 25.6% 25.0% Overall Operating Margin 21.9% 21.7% 20.3% 15.1% 15.8% 18.2% 16.9% 14.7% 18.7% 18.3% 17.7% Source: SEC Filings -11.1% Q3 2005 13.8%

Trended Quarterly Consolidated Income Statement GOLDEN TELECOM, INC. Source: SEC Filings

Agenda Investment Highlights Market and Business/Strategy Overview Financial Overview Appendix

Current Golden Telecom Network

International connectivity:

- STM-16 from Moscow to Stockholm: IRU with Sonera
- STM-4 from Stockholm to London: IRU with Sprint
- 155M Moscow to New York: from Sonera

Domestic connectivity:

- STM-4(16) to St. Petersburg: IRUs from Sonera, STM-4 Rascom
- Three VC3 Links IRUs from Transtelecom:
  - Moscow - Ekaterinburg – Novosibirsk – Irkutsk – Khabarovsk - Vladivostok;
  - Moscow - Nizhniy Novgorod;
  - Moscow - Voronezh - Samara - Ufa - Ekaterinburg.
- Intercity connection to major cities in European part of Russia: 60 E1 leases from Rostelecom and Transtelecom
- Leased space segment to provide connectivity for 62 owned and customer earth stations used for remote locations and as a back up for terrestrial channels (C-band – 72MHz, Ku-band-18MHz).
- Joint construction of a fiber optic cable from Moscow to Ufa via Nizhniy Novgorod and Kazan with VimpelCom

Golden Telecom, Inc. Investor Presentation

Page 40

Golden Telecom has 80% Network Coverage in Moscow Core Network: Switching Network: Telephone Network 11 Main Switches Switching capacity: 9,700 E1's + 800 new E1's in February 2005 About 300,000 numbers in ABC code About 350,000 numbers in DEF code Interconnection with Moscow PSTN: 1,500 E1's Network serves more than 850 Business Customer's PBXs Transport Network: Metropolitan Ethernet Network (MEN) Network: 332 nodes in service more than 500 Corporate Customers and Carriers Main futures: QoS, Firewall, L2VPN SDH Network 396 SDH nodes 1,056 SDH MUXes in Customer's premises Access Network: 188 ADSL and SDSL DSLAMs 8,000 Customers Wireless systems: AirSpan, WalkAir, MGW, AirLoop, LMDS. Frequencies: 1.5; 3.5; 10.5; 26 GGhz Wi-Fi Pilot Project: 90 wireless access base stations Golden Telecom Moscow Network Golden Telecom Moscow Network

Goal is to replicate Golden Telecom's successful Moscow model in economically strong population and regional centers in Russian and the CIS Keys to success: focus on corporate market and independence from incumbents Offer "One-Stop Shop" for customers Support existing customers expanding into regions Focus on high margin corporate market Ability to develop independently from incumbents protects margins Sufficient interconnect with local PSTN and building own access network where appropriate Development of sales capabilities in the regions (know-how transfer from Moscow market) Three alternative approaches to regional development: green field, acquisition, building on existing presence All approaches are feasible and a decision is based on local circumstances and financial returns Formulation of Our Regional Expansion Strategy Network in Krasnodar city

GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: SEC Filings

GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: SEC Fiilngs

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Such statements include expectations regarding the Russian and Ukrainian macroeconomic conditions, our management team, the growth of the telecommunications markets, our strategy, and financial guidance. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q, current reports on Form 8-K filed during 2005, and the Company's annual report on Form 10-K for the year ended December 31, 2004. Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For additional information please contact: Investor Relations: Ranjit Singh e-mail: ir@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com